UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2017, SEACOR Holdings Inc., a Delaware corporation (“SEACOR”) and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”) to  the Indenture, dated as of December 11, 2012 (the “Indenture”), among SEACOR and the Trustee, pursuant to which SEACOR issued its 2.50% Convertible Senior Notes due 2027 (the “Notes”).

Under the terms of the Indenture, holders of the Notes currently have the right to require the Company to purchase their Notes on December 19, 2017 pursuant to the terms of the Issuer Repurchase Notice, dated November 13, 2017, and related materials (the “Put Option”).

As permitted by Section 8.01 of the Indenture, the Supplemental Indenture amends the Indenture to (i) include an additional Specified Repurchase Date (as defined in the Indenture) in Section 3.03 of the Indenture of May 31, 2018 and (ii) surrender and waive SEACOR’s right to redeem the Notes under Section 10.01(b) of the Indenture until May 31, 2018.

Nothing in the Supplemental Indenture affects holders of the Notes’ rights and SEACOR’s obligations with respect to the Put Option.

The description of the Supplemental Indenture contained herein is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Supplemental Indenture contained under Item 1.01 above is incorporated by reference in its entirety into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*

Indenture dated as of December 11, 2012, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as trustee (including therein Form of 2.5% Convertible Senior Notes Due 2027) (incorporated herein by reference to Exhibit 4.5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 originally filed with the Commission on February 28, 2013 and as amended and filed with the Commission on May 6, 2013).

4.2**	Supplemental Indenture, dated as of December 12, 2017, between SEACOR Holdings Inc. and Well Fargo Bank, National Association, as Trustee.

 *Incorporated herein by reference as indicated.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ WILLIAM C. LONG
Name:	William C. Long
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: December 12, 2017